                 NORTHWESTERN NATIONAL LIFE INSURANCE COMPANY


                              POWER OF ATTORNEY
                           OF DIRECTOR AND OFFICER



     The undersigned director and/or officer of NORTHWESTERN NATIONAL LIFE INSURANCE COMPANY, a Minnesota corporation, does hereby make, constitute and appoint ROYCE N. SANNER, RICHARD R. CROWL, MICHAEL S. FISCHER, JAMES E.
NELSON, ROBERT B. SAGINAW, and JEFFREY A. PROULX, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration
Statements, under the Securities Act of 1933 (1933 Act) and the Investment Company Act of 1940 (1940 Act) and any other forms applicable to such registrations, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, DC, in connection with the registration under the 1933 and 1940 Acts, as amended, of variable annuity contracts and accumulation units in the MFS/NWNL Variable Account, the NWNL Select Variable Account, the Northstar/NWNL Variable Account, and of variable life insurance policies and accumulation units in the Select*Life Variable Account, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 19th day of October, 1995.
          ----        -------    --


                                       /s/ R. Michael Conley
                                       ---------------------
                                       R. Michael Conley


MFS/NWNL
NWNL Select
Northstar/NWNL
Select*Life
Rev. 12/95

                 NORTHWESTERN NATIONAL LIFE INSURANCE COMPANY


                              POWER OF ATTORNEY
                           OF DIRECTOR AND OFFICER



     The undersigned director and/or officer of NORTHWESTERN NATIONAL LIFE INSURANCE COMPANY, a Minnesota corporation, does hereby make, constitute and appoint ROYCE N. SANNER, RICHARD R. CROWL, MICHAEL S. FISCHER, JAMES E.
NELSON, ROBERT B. SAGINAW, and JEFFREY A. PROULX, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration
Statements, under the Securities Act of 1933 (1933 Act) and the Investment Company Act of 1940 (1940 Act) and any other forms applicable to such registrations, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, DC, in connection with the registration under the 1933 and 1940 Acts, as amended, of variable annuity contracts and accumulation units in the MFS/NWNL Variable Account, the NWNL Select Variable Account, the Northstar/NWNL Variable Account, and of variable life insurance policies and accumulation units in the Select*Life Variable Account, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 19th day of October, 1995.
          ----        -------    --


                                       /s/ John H. Flittie
                                       ---------------------
                                       John H. Flittie


MFS/NWNL
NWNL Select
Northstar/NWNL
Select*Life
Rev. 12/95

                 NORTHWESTERN NATIONAL LIFE INSURANCE COMPANY


                              POWER OF ATTORNEY
                           OF DIRECTOR AND OFFICER



     The undersigned director and/or officer of NORTHWESTERN NATIONAL LIFE INSURANCE COMPANY, a Minnesota corporation, does hereby make, constitute and appoint ROYCE N. SANNER, RICHARD R. CROWL, MICHAEL S. FISCHER, JAMES E.
NELSON, ROBERT B. SAGINAW, and JEFFREY A. PROULX, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration
Statements, under the Securities Act of 1933 (1933 Act) and the Investment Company Act of 1940 (1940 Act) and any other forms applicable to such registrations, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, DC, in connection with the registration under the 1933 and 1940 Acts, as amended, of variable annuity contracts and accumulation units in the MFS/NWNL Variable Account, the NWNL Select Variable Account, the Northstar/NWNL Variable Account, and of variable life insurance policies and accumulation units in the Select*Life Variable Account, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 19th day of October, 1995.
          ----        -------    --


                                       /s/ Wayne R. Huneke
                                       ---------------------
                                       Wayne R. Huneke


MFS/NWNL
NWNL Select
Northstar/NWNL
Select*Life
Rev. 12/95

                 NORTHWESTERN NATIONAL LIFE INSURANCE COMPANY


                              POWER OF ATTORNEY
                           OF DIRECTOR AND OFFICER



     The undersigned director and/or officer of NORTHWESTERN NATIONAL LIFE INSURANCE COMPANY, a Minnesota corporation, does hereby make, constitute and appoint ROYCE N. SANNER, RICHARD R. CROWL, MICHAEL S. FISCHER, JAMES E.
NELSON, ROBERT B. SAGINAW, and JEFFREY A. PROULX, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration
Statements, under the Securities Act of 1933 (1933 Act) and the Investment Company Act of 1940 (1940 Act) and any other forms applicable to such registrations, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, DC, in connection with the registration under the 1933 and 1940 Acts, as amended, of variable annuity contracts and accumulation units in the MFS/NWNL Variable Account, the NWNL Select Variable Account, the Northstar/NWNL Variable Account, and of variable life insurance policies and accumulation units in the Select*Life Variable Account, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 2nd day of January, 1996.
          ---        -------    --


                                       /s/ William R. Merriam
                                       ---------------------
                                       William R. Merriam


MFS/NWNL
NWNL Select
Northstar/NWNL
Select*Life
Rev. 12/95

                 NORTHWESTERN NATIONAL LIFE INSURANCE COMPANY


                              POWER OF ATTORNEY
                           OF DIRECTOR AND OFFICER



     The undersigned director and/or officer of NORTHWESTERN NATIONAL LIFE INSURANCE COMPANY, a Minnesota corporation, does hereby make, constitute and appoint ROYCE N. SANNER, RICHARD R. CROWL, MICHAEL S. FISCHER, JAMES E.
NELSON, ROBERT B. SAGINAW, and JEFFREY A. PROULX, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration
Statements, under the Securities Act of 1933 (1933 Act) and the Investment Company Act of 1940 (1940 Act) and any other forms applicable to such registrations, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, DC, in connection with the registration under the 1933 and 1940 Acts, as amended, of variable annuity contracts and accumulation units in the MFS/NWNL Variable Account, the NWNL Select Variable Account, the Northstar/NWNL Variable Account, and of variable life insurance policies and accumulation units in the Select*Life Variable Account, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 19th day of October, 1995.
          ----        -------    --


                                       /s/ Craig R. Rodby
                                       ---------------------
                                       Craig R. Rodby


MFS/NWNL
NWNL Select
Northstar/NWNL
Select*Life
Rev. 12/95

                 NORTHWESTERN NATIONAL LIFE INSURANCE COMPANY


                              POWER OF ATTORNEY
                           OF DIRECTOR AND OFFICER



     The undersigned director and/or officer of NORTHWESTERN NATIONAL LIFE INSURANCE COMPANY, a Minnesota corporation, does hereby make, constitute and appoint ROYCE N. SANNER, RICHARD R. CROWL, MICHAEL S. FISCHER, JAMES E.
NELSON, ROBERT B. SAGINAW, and JEFFREY A. PROULX, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration
Statements, under the Securities Act of 1933 (1933 Act) and the Investment Company Act of 1940 (1940 Act) and any other forms applicable to such registrations, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, DC, in connection with the registration under the 1933 and 1940 Acts, as amended, of variable annuity contracts and accumulation units in the MFS/NWNL Variable Account, the NWNL Select Variable Account, the Northstar/NWNL Variable Account, and of variable life insurance policies and accumulation units in the Select*Life Variable Account, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 19th day of October, 1995.
          ----        -------    --


                                       /s/ David H. Roe
                                       ---------------------
                                       David H. Roe


MFS/NWNL
NWNL Select
Northstar/NWNL
Select*Life
Rev. 12/95

                 NORTHWESTERN NATIONAL LIFE INSURANCE COMPANY


                              POWER OF ATTORNEY
                           OF DIRECTOR AND OFFICER



     The undersigned director and/or officer of NORTHWESTERN NATIONAL LIFE INSURANCE COMPANY, a Minnesota corporation, does hereby make, constitute and appoint ROYCE N. SANNER, RICHARD R. CROWL, MICHAEL S. FISCHER, JAMES E.
NELSON, ROBERT B. SAGINAW, and JEFFREY A. PROULX, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration
Statements, under the Securities Act of 1933 (1933 Act) and the Investment Company Act of 1940 (1940 Act) and any other forms applicable to such registrations, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, DC, in connection with the registration under the 1933 and 1940 Acts, as amended, of variable annuity contracts and accumulation units in the MFS/NWNL Variable Account, the NWNL Select Variable Account, the Northstar/NWNL Variable Account, and of variable life insurance policies and accumulation units in the Select*Life Variable Account, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 19th day of October, 1995.
          ----        -------    --


                                       /s/ Robert C. Salipante
                                       -----------------------
                                       Robert C. Salipante


MFS/NWNL
NWNL Select
Northstar/NWNL
Select*Life
Rev. 12/95

                 NORTHWESTERN NATIONAL LIFE INSURANCE COMPANY


                              POWER OF ATTORNEY
                           OF DIRECTOR AND OFFICER



     The undersigned director and/or officer of NORTHWESTERN NATIONAL LIFE INSURANCE COMPANY, a Minnesota corporation, does hereby make, constitute and appoint ROYCE N. SANNER, RICHARD R. CROWL, MICHAEL S. FISCHER, JAMES E.
NELSON, ROBERT B. SAGINAW, and JEFFREY A. PROULX, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration
Statements, under the Securities Act of 1933 (1933 Act) and the Investment Company Act of 1940 (1940 Act) and any other forms applicable to such registrations, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, DC, in connection with the registration under the 1933 and 1940 Acts, as amended, of variable annuity contracts and accumulation units in the MFS/NWNL Variable Account, the NWNL Select Variable Account, the Northstar/NWNL Variable Account, and of variable life insurance policies and accumulation units in the Select*Life Variable Account, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 19th day of October, 1995.
          ----        -------    --


                                       /s/ Royce N. Sanner
                                       ---------------------
                                       Royce N. Sanner


MFS/NWNL
NWNL Select
Northstar/NWNL
Select*Life
Rev. 12/95

                 NORTHWESTERN NATIONAL LIFE INSURANCE COMPANY


                              POWER OF ATTORNEY
                           OF DIRECTOR AND OFFICER



     The undersigned director and/or officer of NORTHWESTERN NATIONAL LIFE INSURANCE COMPANY, a Minnesota corporation, does hereby make, constitute and appoint ROYCE N. SANNER, RICHARD R. CROWL, MICHAEL S. FISCHER, JAMES E.
NELSON, ROBERT B. SAGINAW, and JEFFREY A. PROULX, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration
Statements, under the Securities Act of 1933 (1933 Act) and the Investment Company Act of 1940 (1940 Act) and any other forms applicable to such registrations, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, DC, in connection with the registration under the 1933 and 1940 Acts, as amended, of variable annuity contracts and accumulation units in the MFS/NWNL Variable Account, the NWNL Select Variable Account, the Northstar/NWNL Variable Account, and of variable life insurance policies and accumulation units in the Select*Life Variable Account, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 19th day of October, 1995.
          ----        -------    --


                                       /s/ Donald L. Swanson
                                       ---------------------
                                       Donald L. Swanson


MFS/NWNL
NWNL Select
Northstar/NWNL
Select*Life
Rev. 12/95

                 NORTHWESTERN NATIONAL LIFE INSURANCE COMPANY


                              POWER OF ATTORNEY
                           OF DIRECTOR AND OFFICER



     The undersigned director and/or officer of NORTHWESTERN NATIONAL LIFE INSURANCE COMPANY, a Minnesota corporation, does hereby make, constitute and appoint ROYCE N. SANNER, RICHARD R. CROWL, MICHAEL S. FISCHER, JAMES E.
NELSON, ROBERT B. SAGINAW, and JEFFREY A. PROULX, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration
Statements, under the Securities Act of 1933 (1933 Act) and the Investment Company Act of 1940 (1940 Act) and any other forms applicable to such registrations, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, DC, in connection with the registration under the 1933 and 1940 Acts, as amended, of variable annuity contracts and accumulation units in the MFS/NWNL Variable Account, the NWNL Select Variable Account, the Northstar/NWNL Variable Account, and of variable life insurance policies and accumulation units in the Select*Life Variable Account, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 19th day of October, 1995.
          ----        -------    --


                                       /s/ John G. Turner
                                       ---------------------
                                       John G. Turner


MFS/NWNL
NWNL Select
Northstar/NWNL
Select*Life
Rev. 12/95

                 NORTHWESTERN NATIONAL LIFE INSURANCE COMPANY


                              POWER OF ATTORNEY
                           OF DIRECTOR AND OFFICER



     The undersigned director and/or officer of NORTHWESTERN NATIONAL LIFE INSURANCE COMPANY, a Minnesota corporation, does hereby make, constitute and appoint ROYCE N. SANNER, RICHARD R. CROWL, MICHAEL S. FISCHER, JAMES E.
NELSON, ROBERT B. SAGINAW, and JEFFREY A. PROULX, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration
Statements, under the Securities Act of 1933 (1933 Act) and the Investment Company Act of 1940 (1940 Act) and any other forms applicable to such registrations, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, DC, in connection with the registration under the 1933 and 1940 Acts, as amended, of variable annuity contracts and accumulation units in the MFS/NWNL Variable Account, the NWNL Select Variable Account, the Northstar/NWNL Variable Account, and of variable life insurance policies and accumulation units in the Select*Life Variable Account, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 19th day of October, 1995.
          ----        -------    --


                                       /s/ Steven W. Wishart
                                       ---------------------
                                       Steven W. Wishart


MFS/NWNL
NWNL Select
Northstar/NWNL
Select*Life
Rev. 12/95